UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Q32 Bio Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Q32 BIO INC. 2025 Annual Meeting Vote by June 12, 2025 11:59 PM ET Q32 BIO Q32 BIO INC. 830 WINTER STREET WALTHAM, MA 02451 V71723-P31555 You invested in Q32 BIO INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2025. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71723-P31555 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 13, 2025 9:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/QTTB2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review the proxy materials before voting. Voting Items Board Recommends 1. To elect David Grayzel, M.D., Isaac Manke, Ph.D. and Diyong Xu as Class I directors to our Board of Directors, each to serve until the 2028 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal; Nominees: 1a. David Grayzel, M.D. For 1b. Isaac Manke, Ph.D. For 1c. Diyong Xu For 2. To approve an amendment to our Restated Certificate of Incorporation, as amended, to limit the liability of certain officers as permitted by amendments to Delaware law; For 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; For 4. To approve, on a non-binding, advisory basis, the compensation of our named executive officers; For 5. To approve, on a non-binding, advisory basis, the preferred frequency of future advisory votes on compensation of our named executive officers; 1 Year 6. To approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal No. 2; and For 7. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V71724-P31555